Exhibit 99.9

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  DECEMBER 1998
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1998-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

     (1)  Aggregate Monthly Payments Due:                    $1,290,171.85
                                                             -----------

     (2)  Aggregate  Monthly  Payments  received and Monthly  Advances made this
          Month:
             (a) Principal                                     $207,613.54
                                                             -----------
             (b) Interest                                    $1,060,603.82
                                                             -----------
             (c) Total                                       $1,268,217.36
                                                             -----------

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:
                (a) Principal                                   $15,709.35
                                                             -----------
                (c) Total                                       $15,709.35
                                                             -----------

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:
               (a) Principal                                 $2,851,436.44
                                                             -----------
               (b) Interest                                     $27,840.92
                                                             -----------
               (c) Total                                     $2,879,277.36
                                                             -----------

     (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:
              (a) Principal                                          $0.00
                                                             -----------
              (b) Interest                                           $0.00
                                                             -----------
              (c) Total                                              $0.00
                                                             -----------

     (6)  Aggregate Liquidation Proceeds for prior month:
                (a) Principal                                        $0.00
                                                                     ---
                (b) Interest                                         $0.00
                                                                     ---
                (c) Total                                            $0.00
                                                                     ---

     (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a) Principal                                         $0.00
                                                                     ---
               (b) Interest                                          $0.00
                                                                     ---
               (c) Total                                             $0.00
                                                                     ---

     (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:
               (a) Principal                                         $0.00
                                                                     ---
               (b) Interest                                          $0.00
                                                                     ---
               (c) Total                                             $0.00
                                                                     ---

     (9)  Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02

              (a) Principal                                          $0.00
                                                           -------------
              (b) Interest                                           $0.00
                                                           -------------
              (c) Total                                              $0.00
                                                           -------------

     (10) Pool Principal Balance                           $138,053,292.46
                                                           -------------

     (11) Available Funds:                                   $4,099,558.02
                                                           -------------

     (12) Realized Losses for prior month:                           $0.00
                                                           -------------

     (13) Aggregate Realized Losses:                                 $0.00
                                                           -------------
                       (a) Deficient Valuations                      $0.00
                                                           -------------
                       (b) Special Hazard Losses                     $0.00
                                                           -------------
                       (c) Fraud Losses                              $0.00
                                                           -------------
                       (d) Excess Bankruptcy Losses                  $0.00
                                                           -------------
                       (e) Excess Special Hazard Losses              $0.00
                                                           -------------
                       (f ) Excess Fraud Losses                      $0.00
                                                           -------------

     (14) Compensating Interest Payment:                         $2,901.98
                                                             --------

     (15) Net Simple Interest Shortfall:                            $0.00
                                                                --------

     (16) Net Simple Interest Excess:                               $0.00
                                                                --------

     (17) Simple Interest Shortfall Payment:                        $0.00
                                                                --------

     (18) Unpaid Net Simple Interest Shortfall:

                Class A1          36158GAV0                         $0.00
                                  -------------   ---------------------
                Class A2          36158GAW8                         $0.00
                                  -------------   ---------------------
                Class A3          36158GAX6                         $0.00
                                  -------------   ---------------------
                Class A4          36158GAY4                         $0.00
                                  -------------   ---------------------
                Class A5          36158GAZ1                         $0.00
                                  -------------   ---------------------
                Class A6          36158GBA5                         $0.00
                                  -------------   ---------------------
                Class A7          36158GBB3                         $0.00
                                  -------------   ---------------------
                 Class S          36198HE1                          $0.00
                                  -------------   ---------------------
                 Class M          36158GBE7                         $0.00
                                  -------------   ---------------------
                Class B1          36158GBF4                         $0.00
                                  -------------   ---------------------
                Class B2          36158GBC2                         $0.00
                                  -------------   ---------------------
                Class B3          36157REZ4                         $0.00
                                  -------------   ---------------------
                Class B4          36157RFA8                         $0.00
                                  -------------   ---------------------
                Class B5          36157RFB6                         $0.00
                                  -------------   ---------------------

     (19) Class Certificate Interest Rate:

                 Class M          36158GBE7                          6.950%
                                  -------------   ---------------------
                Class B1          36158GBF4                          7.240%
                                  -------------   ---------------------
                Class B2          36158GBC2                          7.590%
                                  -------------   ---------------------
                Class B3          36157REZ4                          8.908%
                                  -------------   ---------------------
                Class B4          36157RFA8                          8.908%
                                  -------------   ---------------------
                Class B5          36157RFB6                          8.908%
                                  -------------   ---------------------
                 Class S          36198HE1                           2.30%
                                  -------------   ---------------------

     (20) Accrued Certificate Interest and Pay-out Rate:

                Class A1          36158GAV0            $151,960.08     6.525%
                                  -------------   -----------------------
                Class A2          36158GAW8            $102,768.33     6.260%
                                  -------------   -----------------------
                Class A3          36158GAX6            $117,105.00     6.330%
                                  -------------   -----------------------
                Class A4          36158GAY4             $56,886.67     6.440%
                                  -------------   -----------------------
                Class A5          36158GAZ1             $70,197.50     6.530%
                                  -------------   -----------------------
                Class A6          36158GBA5            $103,348.17     6.940%
                                  -------------   -----------------------
                Class A7          36158GBB3             $76,540.21     6.465%
                                  -------------   -----------------------
                 Class S          36198HE1             $264,951.41     2.30%
                                  -------------   -----------------------
                 Class M          36158GBE7             $22,161.62     6.950%
                                  -------------   -----------------------
                Class B1          36158GBF4             $20,778.91     7.240%
                                  -------------   -----------------------
                Class B2          36158GBC2              $9,682.21     7.590%
                                  -------------   -----------------------
                Class B3          36157REZ4             $11,363.34     8.908%
                                  -------------   -----------------------
                Class B4          36157RFA8              $8,524.34     8.908%
                                  -------------   -----------------------
                Class B5          36157RFB6              $8,530.90     8.908%
                                  -------------   -----------------------
                  Total                              $1,024,798.70

     (21) Principal distributable:

                Class A1          36158GAV0                 $3,055,766.10
                                  -------------   ---------------------
                Class A2          36158GAW8                         $0.00
                                  -------------   ---------------------
                Class A3          36158GAX6                         $0.00
                                  -------------   ---------------------
                Class A4          36158GAY4                         $0.00
                                  -------------   ---------------------
                Class A5          36158GAZ1                         $0.00
                                  -------------   ---------------------
                Class A6          36158GBA5                         $0.00
                                  -------------   ---------------------
                Class A7          36158GBB3                         $0.00
                                  -------------   ---------------------
                 Class M          36158GBE7                     $5,754.49
                                  -------------   ---------------------
                Class B1          36158GBF4                     $5,179.34
                                  -------------   ---------------------
                Class B2          36158GBC2                     $2,302.09
                                  -------------   ---------------------
                Class B3          36157REZ4                     $2,302.09
                                  -------------   ---------------------
                Class B4          36157RFA8                     $1,726.94
                                  -------------   ---------------------
                Class B5          36157RFB6                     $1,728.27
                                  -------------   ---------------------
                Class R1          36158GBC1                         $0.00
                                  -------------   ---------------------
                Class R2          36158GBD9                         $0.00
                                  -------------   ---------------------
                  Total                                     $3,074,759.33

     (22) Additional  distributions  to the  Class R1  Certificate  pursuant  to
          Section 2.05 (d) :                                        $0.00
                                                                     -----

     (23) Additional  distributions  to the  Class R2  Certificate  pursuant  to
          Section 4.01 (b) :                                        $0.00
                                                                     -----

B. Other Amounts:

          1)  Senior Percentage for such
               Distribution Date                                90.851641%
                                                           --------

          2)  Senior Prepayment Percentage
               for such Distribution Date                      100.00%
                                                           --------

          3)  Junior Percentage for such
               Distribution Date                                 9.148359%
                                                           --------

          4)  Junior Prepayment Percentage
                                                           --------
               for such Distribution Date                        0.00%
                                                           --------

          5)  Subordinate Certfificate Writedown Amount
               for such Distribution Date                        $0.00
                                                           ---------

          6)  Prepayment Distribution Triggers satisfied:
                        Yes                  No
              Class B1   X
                         -----------------------------------
              Class B2   X
                         -----------------------------------
              Class B3   X
                         -----------------------------------
              Class B4   X
                         -----------------------------------
              Class B5   X
                         -----------------------------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.


By:  /s/ Tim Neer
------------------------------------------
Name:     Tim Neer
Title:    Vice President of Investor Operations